Exhibit 10.15

THIRD AMENDMENT TO LEASE

This Third Amendment to Lease (“Third Amendment”) is made as of this 10th day of April, 2008, by and between GREEN VALLEY CORPORATION, a California corporation (“Landlord”) and ECHELON CORPORATION, a Delaware corporation (“Tenant”), in order to amend that terms of that certain Lease between Landlord and Tenant, dated as of December 30, 1999 (the “Original Building I Lease”).

Landlord and Tenant hereby agree that the Lease shall be amended as follows:

1.        Definitions.  As used herein the term “Building II Lease” shall mean that certain Amended and Restated Lease – Phase II Building, dated as of November 15, 2001 between Landlord and Tenant, and “Building II Letter of Credit” shall mean that certain Wells Fargo Bank, N.A. Standby Letter of Credit No. NZS455668 issued to Landlord as security for the Building II Lease. All other capitalized terms used in this Third Amendment and not defined in this Third Amendment will have the meanings ascribed to them in the Lease. From and after the date of this Third Amendment, the term “Lease” as used in the Original Building I Lease or this Third Amendment shall mean the Lease, as amended by this Third Amendment.

2.        Extension of Lease Term.  Only, if on or before July 31, 2008 the Landlord has effected a termination of the Building I Letter of Credit (pursuant to and as defined in paragraph 4, below) and a termination of the Building II Letter of Credit, Section 1.F of the Original Building I Lease will be deleted and replaced with the following:

 “F.        Lease Term.  The term of this Lease shall end on March 31, 2020. The term of the Lease may be extended in accordance with the terms of Section 1.G of the Original Building I Lease.”

If Landlord does not effect termination of the Building I Letter of Credit and the Building II Letter of Credit on or before July 31, 2008, then the term of the Lease shall not be adjusted.

3.        Adjustment of Base Monthly Rent.  Only, if on or before July 31, 2008 the Landlord has effected a termination of the Building I Letter of Credit (pursuant to and as defined in paragraph 4, below) and a termination of the Building II Letter of Credit, Section 3.A of the Original Building I Lease will be deleted and replaced with the following:

 “3.      (A)    Base Monthly Rent.  Commencing on August 1, 2008 and continuing for each year of the exiting Lease Term, the Base Monthly Rent for the Premises shall be as follows:

DATES	ANNUAL BASE RENT	BASE MONTHLY RENT

August 1, 2008 thru March 31, 2009	$1,260,000.00*	$157,500.00

April 1, 2009 thru March 31, 2010	$1,908,900.00	$159,075.00

April 1, 2010 thru March 31, 2011	$1,927,992.00	$160,666.00

April 1, 2011 thru March 31, 2012	$1,947,264.00	$162,272.00

April 1, 2012 thru March 31, 2013	$1,966,740.00	$163,895.00

April 1, 2013 thru March 31, 2014	$1,986,408.00	$165,534.00

April 1, 2014 thru March 31, 2015	$2,026,140.00	$168,845.00

April 1, 2015 thru March 31, 2016	$2,066,664.00	$172,222.00

April 1, 2016 thru March 31, 2017	$2,107,992.00	$175,666.00

April 1, 2017 thru March 31, 2018	$2,171,232.00	$180,936.00

April 1, 2018 thru March 31, 2019	$2,236,368.00	$186,364.00

April 1, 2019 thru March 31, 2020	$2,303,460.00	$191,955.00

Total	$23,909,160.00

*  represents 8 months.

4.        Letter of Credit.  The parties agree that there will be no further requirement for any letter of credit or other enhancement of the $170,000 security deposit held by Landlord under Section 3.F of the Original Building I Lease upon any refinancing by Landlord for the existing deeds of trust securing the Premises. Accordingly, Section 3. G of the Original Building I Lease, together with any provisions of the Lease which refers to a letter of credit, shall be deleted on the date (the “Letter of Credit Termination Date”) of the termination by Landlord’s lender, Bank of America, of its lien (created by assignment to such lender) upon that certain Wells Fargo Bank, N.A. Standby Letter of Credit No. NZS446624 (the “Building I Letter of Credit”). Within two (2) business days following the Letter of Credit Termination Date, Landlord shall instruct Wells Fargo Bank in writing to cancel such letter of credit and shall surrender the letter of credit to Wells Fargo for cancellation. If Landlord fails to so cancel the letter of credit on or before July 31, 2008, then (as Tenant’s sole remedy) this Third Amendment will automatically terminate as of August 1, 2008 without further action by either party and, as of August 1, 2008, there will be no adjustment of Base Monthly Rent nor any extension of the term of this Lease.

5.        Condition Precedent.    The effectiveness of this Third Amendment is conditioned upon the approval of this Third Amendment by Tenant’s Board of Directors on or before April 18, 2008. Tenant shall notify Landlord by electronic mail to Marianne Bacigalupi of Landlord on April 18, 2008, at                      (the “Board Approval Notice Date”), which electronic notice shall be followed promptly by hand delivery of written notice, of the approval of this Third Amendment by its Board of Directors. If Tenant does not so notify Landlord that its Board of Directors has approved this Third Amendment, this Third Amendment shall be of no further force or effect.

6.        Consideration For Execution of Amendment by Tenant.    In consideration of Tenant’s agreement to enter into this Third Amendment, Green Valley Corporation, hereby agrees to pay Tenant four payments in the amount of $16,224 (a total of $64,896 (the “Amendment Consideration”)). Unless this Third Amendment terminated pursuant to Section 5, above, the first Amendment Consideration payment will be paid on or before the third business day after the Board Approval Notice Date and the additional Amendment Consideration payments will be paid on or before the fifth (5th) day of May, June, and July, respectively.

7.        Lender Protection.  The obligation to pay the Amendment Consideration is the sole and personal obligation of Green Valley Corporation and will not be binding upon any successor-in-interest to Green Valley Corporation’s ownership interest in the Premises by foreclosure or deed-in-lieu of foreclosure. Tenant shall have no offset for non-payment of the Amendment Consideration against the rent owing by Tenant to Landlord under the Original Building I Lease. In this regard, Tenant expressly agrees that, should the lender identified at the end of this Third Amendment succeed to the interest of the Landlord in the Premises, Tenant shall have no claim against such lender for non-payment by Green Valley Corporation of the Amendment Consideration nor shall Tenant have any right of offset against any sums by Tenant to the Landlord under the Original Building I Lease for non-payment by Green Valley Corporation of the Amendment Consideration.

8.        Due Authorization.    Each party represents to the other that it has the full right and power to enter into this Third Amendment, that this Third Amendment is valid and binding upon such party, and that, except for the consent to this Third Amendment by the lender identified below (which consent to this Third Amendment shall not in and of itself constitute a consent to the surrender of the letter of credit under section 4 above), no other consent is required in order to make this Third Amendment enforceable in accordance with its terms.

9.          No Other Amendment.    Except as expressly amended hereby, the Lease and each and every provision thereof shall continue to be in full force and effect.

10.        Conflict.    If this Third Amendment conflicts with any provision of the Lease, this Third Amendment shall control.

IN WITNESS WHEREOF, the parties have executed this Third Amendment to be effective, subject to the terms and conditions hereof, as the day and year first above written, intending to be bound thereby upon written consent hereto by Lender.

LANDLORD	TENANT

GREEN VALLEY CORPORATION a California corporation	ECHELON CORPORATION, a Delaware corporation

By: /s/ C. Barron Swenson	By: /s/ Oliver R. Stanfield

Name: C. Barron Swenson	Name: Oliver R. Stanfield

Title: PRESIDENT	Title: EVP & CFO

ACKNOWLEDGED AND APPROVED BY LENDER:

BANK OF AMERICA

By: /s/ Elizabeth C. Abaya

Name: Elizabeth C. Abaya

Title: VP